EXHIBIT 99.1


                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
        (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                               UNITED STATES CODE)

         Pursuant to section 906 of the  Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of Title 18, United States Code), the undersigned officer of Interplay Entertainment Corp., a Delaware corporation (the "Company"), does hereby certify with respect to Amendment No. 1 to the Quarterly Report of the Company on Form 10-Q for the quarter ended September 30, 2002 as filed with the Securities and Exchange Commission (the "10-Q/A Report") that:

         (1)      the 10-Q/A  Report fully  complies  with the  requirements  of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
         (2) the information contained in the 10-Q/A Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:    August 22, 2003
                                        /s/ Herve Caen
                                        -------------------------------
                                        Herve Caen
                                        Chief Executive Officer and
                                        Interim Chief Financial Officer